EXHIBIT A

                             CAREMATRIX CORPORATION


             AMENDED AND RESTATED 1991 COMBINATION STOCK OPTION PLAN


Section I. Purpose of the Plan.

     The purposes of the CareMatrix Corporation (f/k/a The Standish Care Company) 1991 Combination Stock Option Plan (the "1991 Plan") are (i) to provide long-term incentives and rewards to those key employees (the "Employee Participants") of CareMatrix Corporation (the "Corporation") and its subsidiaries (if any), and any other persons (the "Non-employee Participants") who are in a position to contribute to the long-term success and growth of the Corporation and its subsidiaries, (ii) to assist the Corporation in retaining and attracting executives and key employees with requisite experience and ability, and (iii) to associate more closely the interests of such executives and key employees with those of the Corporation's stockholders.

Section II. Definitions.

     Code. The "Code" is the Internal Revenue Code of 1986, as it may be amended from time to time.

     Common Stock. "Common Stock" is the $0.05 par value common stock of the Corporation.

     Committee. "Committee" is defined in Section III, paragraph (a).

     Corporation. "Corporation" is defined in Section I of this 1991 Plan.

     Corporation ISOs. "Corporation ISOs" are all stock options (including 1991 Plan ISOs) which (i) are Incentive Stock Options and (ii) are granted on or after the Effective Date of this 1991 Plan under any plans (including this 1991
Plan) of the Corporation, a Parent Corporation and/or a Subsidiary Corporation.

     Employee Participants. "Employee Participants" is defined in Section I.

     Fair Market Value. The "Fair Market Value" of any property is the value of the property as reasonably determined by the Committee.

     Incentive Stock Option. An "Incentive Stock Option" is a stock option which is treated as an incentive stock option under Section 422 of the Code.

     1991 Plan. "1991 Plan" is defined in Section I.

     1991 Plan ISOs. "1991 Plan ISOs" are Stock Options which are Incentive Stock Options.

     Non-employee Directors. "Non-employee directors" has the meaning provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     Non-employee Participants. "Non-employee Participants" is defined in
Section I.

     Non-qualified Option. A "Non-qualified Option" is a Stock Option which does not qualify as an Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

     Outside Directors. "Outside directors" has the meaning provided in Treasury Regulations Sec. 1.162-27(e)(3).

     Parent Corporation. "Parent Corporation" has the meaning provided in
Section 424(e) of the Code.

     Participants. "Participants" are all persons who are either Employee Participants or Non-employee Participants.

     Permanent and Total Disability. "Permanent and Total Disability" has the meaning provided in Section 22(e)(3) of the Code.

     Stock Options. Stock Options are rights granted pursuant to this 1991 Plan to purchase shares of Common Stock at a fixed price.

     Subsidiary Corporation. "Subsidiary Corporation" has the meaning provided in Section 424(f) of the Code.

     Ten Percent Stockholder. "Ten Percent Stockholder" means, with respect to a 1991 Plan ISO, any individual who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes

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of stock of the Corporation or any Parent Corporation or any Subsidiary
Corporation at the time such 1991 Plan ISO is granted.

Section III. Administration.

     (a) The Committee. The Plan shall be administered by the Board of Directors of the Corporation, or if the Board so determines, by a Compensation Committee, such administering body to be referred to as the "Committee" consisting solely of two or more Outside Directors who are also Non-employee Directors. The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

     (b) Authority and Discretion of the Committee. Subject to the express provisions of this 1991 Plan and provided that all actions taken shall be consistent with the purposes of this 1991 Plan, and subject to ratification by the Board Of Directors only if required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute Employee Participants and Non-employee Participants; (ii) select the Participants to whom Stock Options shall be granted under this 1991 Plan; (iii) determine the size and the form of the Stock Options, if any, to be granted to any Participant; (iv) determine the time or times such Stock Options shall be granted including the grant of Stock Options in connection with other awards made, or compensation paid, to the Participant;
(v) establish the terms and conditions upon which such Stock Options may be exercised and/or transferred, including the exercise of Stock Options in connection with other awards made, or compensation paid, to the Participant;
(vi) make or alter any restrictions and conditions upon such Stock Options and the Stock received on exercise thereof, including, but not limited to, providing for limitations on the Participant's right to keep any Stock received on termination of employment; and (vii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this 1991 Plan. Michael J. Doyle, so long as he is employed by the Corporation, shall have the authority to recommend Participants in the 1991 Plan to the Committee. Notwithstanding any provision of this 1991 Plan to the contrary, only Employee Participants shall be eligible to receive 1991 Plan ISOs.

     (c) Applicable Law. This 1991 Plan, and all Stock Options shall be governed by the law of the State of Delaware.

Section IV. Terms of Stock Options.

     (a) Agreements. Stock Options shall be evidenced by a written agreement between the Corporation and the Participant awarded the Stock Option. Said agreement shall be in such form, and contain such terms and conditions (not inconsistent with this 1991 Plan) as the Committee may determine. If the Stock Option described therein is not intended to be an Incentive Stock Option, such agreement shall include the following, or a similar statement: "This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended."

     (b) Term. Stock Options shall be for such periods as may be determined by the Committee, provided that in the case of 1991 Plan ISOs, the term of any such 1991 Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a 1991 Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the 1991 Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability or Death. In no event may a 1991 Plan ISO be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of 1991 Plan ISOs granted to Ten percent Stockholders, more than five years after the date of grant.

     (c) Purchase Price. The purchase price of shares purchased pursuant to any Stock Option shall be determined by the Committee, and shall be paid by the employee in full upon exercise, (a) in cash, (b) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of such exercise), (c) any other property (valued at its Fair Market Value on the date of such exercise), or (d) any combination of cash, stock and other property, each of the foregoing only as the Committee, in its sole discretion, may permit. In no event will the purchase price of Common Stock subject to a 1991 Plan ISO be less than the Fair Market Value of the Common Stock on the date of the issuance of the 1991 Plan ISO, provided that in the case of 1991 Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Fair Market Value of the Common Stock on the date of issuance of the 1991 Plan ISO. In addition in no event will the purchase price of Common Stock subject to a

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Non-qualified Option be less than one-half of the Fair Market Value of the
Common Stock. Furthermore, in no event shall the purchase price of any Option be less than the par value of the Common Stock.

     (d) Further Restrictions as to Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Corporation ISOs (determined without regard to this section) are exercisable for the first time by any Employee Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options.

     (e) Restrictions. At the discretion of the Committee, the Common Stock issued pursuant to the Stock Options granted hereunder may be subject to restrictions on vesting or transferability.

     (f) Withholding of Taxes. Pursuant to applicable Federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of a Stock Option to, or exercise of a Stock Option by, a holder. The Corporation may require, as a condition to the exercise of a Stock Option, or demand, at such other time as it may consider appropriate, that the Employee pay the Corporation the amount of any taxes which the Corporation may determine is required to be withheld or collected, and the Employee shall comply with the requirement or demand of the Corporation.

     (g) Securities Law Compliance. Upon exercise (or partial exercise) of a Stock Option, the Employee shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer Stock in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Stock upon any exercise of this Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation may require that prior to the issuance or transfer of Stock upon exercise of a Stock Option, the Employee enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates of Stock issued hereunder may be legended to reflect such restrictions.

     (h) Right to Stock Option. No employee of the Corporation or any other person shall have any claim or right to be a participant in this 1991 Plan or to be granted a Stock Option hereunder. Neither this 1991 Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. As to any claim for any unpaid amounts under this 1991 Plan, any person having a claim for payments shall be an unsecured creditor.

     (i) Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation or any subsidiary, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this 1991 Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its subsidiaries in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

     (j) Participation by Foreigners. Without amending this 1991 Plan, except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify grants made to participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.

Section V. Amendment and Termination; Adjustments Upon Changes in Stock.

     The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this 1991 Plan in whole or in part; provided, however, that the Board of Directors may not materially increase the benefits accruing to Participants, increase the number of shares of Common Stock reserved for purposes of this 1991 Plan, extend the term of this 1991 Plan or materially modify the requirements to be a Participant in this 1991 Plan without further approval by the affirmative vote of at least a majority of the holders of the outstanding shares of Common Stock. Except as provided herein, no amendment, suspension or termination of this 1991 Plan may affect the rights of a Participant to whom a Stock Option has been granted without such Participant's consent. The Committee is specifically authorized to convert the unexercised portion of any 1991 Plan ISO granted to an Employee Participant to a Non-qualified Option at any time prior to the exercise, in full, of such 1991 Plan ISO. If there shall be any change in the Common Stock or to any Stock Option granted under this 1991 Plan through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate

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structure of the Corporation, appropriate adjustments may be made by the Board of Directors of the Corporation (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation) in the aggregate number and kind of shares subject to this 1991 Plan, and the number and kind of shares and the price per share subject to outstanding options, provided that such adjustment does not affect the qualification of any 1991 Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Board of Directors may issue new Stock Options in exchange for outstanding Stock Options.

Section VI. Shares of Stock Subject to the Plan.

     The number of shares of Common Stock that may be the subject of awards under this 1991 Plan shall not exceed 400,000 shares. In no event shall any participants receive in any calendar year stock options for more than 120,000 shares of Common Stock. Shares to be delivered under this 1991 Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares subject to an option hereunder which for any reason expires unexercised, shares reacquired by the Corporation because restrictions do not lapse, shares returned because payment is made hereunder in stock of equivalent value rather than in cash, and/or shares reacquired from a recipient for any other reason shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Options issued hereunder, and such number of shares shall be subject to further awards under this 1991 Plan, provided the total number of shares then eligible for award under this 1991 Plan may not exceed the total specified in the first sentence of this Section VI.

Section VII. Effective Date and Term of this Plan.

     Provided the stockholders of the Corporation approve this 1991 Plan, the effective date of this 1991 Plan is October 1, 1991 (the "Effective Date") and awards under this 1991 Plan may be made for a period of ten years commencing on the Effective Date. The period during which a Stock Option may be exercised may extend beyond that time as provided herein.


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                                                                      EXHIBIT B

                             CAREMATRIX CORPORATION

                           1996 EQUITY INCENTIVE PLAN

Section 1. Purpose and Duration

     1.1 Purposes. The purposes of the Plan are to attract, retain and motivate employees and consultants of the Company, its Parent (if any), and any present or future Subsidiaries to enable them to participate in the growth of the Company by providing for or increasing the proprietary interests of such persons in the Company.

     1.2 Effective Date. The Plan is effective as of its adoption by the Board, subject to approval by the stockholders of the Company. Prior to such stockholder approval, the Board may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board but in any event within twelve months after adoption by the Board, the Plan and any Awards made thereunder shall be null and void.

     1.3 Expiration Date. The Plan shall expire on September 1, 2006. In no event shall any Awards be made under the Plan after the expiration of the Plan, but Awards previously granted may extend beyond expiration of the Plan.

Section 2. Definitions

     As used in the Plan, the following capitalized words shall have the meanings indicated below:

     "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Performance Shares, Restricted Stock or Stock Units.

     "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     "Committee" means any committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.1.

     "Company" means CareMatrix Corporation, a Delaware corporation, or any successor thereto.

     "Director" means any individual who is a member of the Board.

     "Fair Market Value" means, with respect to a Share, the fair market thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board in good faith (or in the absence of such determination, the closing price of the Shares as reported by The Nasdaq Stock Market's National Market or any successor thereto, on the applicable date of determination (or if such date shall not be a trading day, on the last trading day previous thereto)) but in no event less than, in the case of newly issued stock, the par value per Share.

     "Grant Date" means the effective date of an Award as specified by the Board and set forth in the applicable Award Agreement.

     "Incentive Stock Option" or "ISO" means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code.

     "Nonqualified Stock Option" or "NQO" means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is not intended to be an ISO.

     "Option" means an ISO or an NQO.

     "Parent" means a "parent corporation" as that term is defined in Section 424 of the Code.

     "Participant" means an individual eligible to receive Awards under the Plan who has been selected by the Board to receive an Award under the Plan.

     "Performance Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an Award of Performance Shares has been earned. More than one Performance Cycle may be in progress at any one time and the duration of Performance Cycles may differ from each other.

     "Performance Share" means a Share awarded to a Participant under Section 8 of the Plan that entitles the Participant to acquire Shares upon the attainment of specified performance goals.

     "Plan" means the Equity Incentive Plan set forth in this document and as hereafter amended from time to time in accordance with Section 13.

     "Restricted Period" means the period of time selected by the Board during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.]

     "Restricted Stock" means Shares awarded to a Participant under Section 9 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero), subject to such conditions, including a Company right during a specified period or periods to repurchase such Shares at their original purchase price (or to require forfeiture of such Shares if the purchase price was zero) upon the Participant's termination of employment.

     "SAR" or "Stock Appreciation Right" means an Award that is designated as an SAR pursuant to Section 7 of the Plan, granted alone or in connection with a related Award, entitling a Participant to receive an amount in cash or Shares or a combination thereof having a value equal to (or if the Board shall so determine at time of grant, less than) the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the Grant Date (or over the Option exercise price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

     "Shares" means shares of the Company's common stock, par value $0.05 per share.

     "Stock Unit" means an Award of a Share or a unit valued in whole or in part by reference to, or otherwise based on, the value of a Share, granted to a Participant under Section 10 of the Plan.

     "Subsidiary" means a "subsidiary corporation" as that term is defined in
Section 424 of the Code.

Section 3. Administration of the Plan

     3.1 The Board. The Plan shall be administered by the Board. The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to the Committee, in which event all references in the Plan (as appropriate) shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of two or more Non-Employee Directors (as defined in the 1934
Act).

     3.2 Authority of the Board. The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall consider advisable from time to time, to interpret the provisions of the Plan and any Award, and to decide all disputes arising in connection with the Plan. The Board's decisions and interpretations shall be final and binding.

Section 4. Eligibility

     4.1 Participants. The persons eligible to receive Awards under the Plan shall be all executive officers of the Company, its Parent (if any), and any Subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a contribution to the success of the Company, its Parent (if any), and any Subsidiaries. Directors, including directors who are not employees, of the Company, its Parent (if any), and any Subsidiaries, shall be eligible to receive Awards under the Plan.

Section 5. Stock Available for Awards

     5.1 Number of Shares. Awards may be made under the Plan for up to One Million Six Hundred Thousand (1,600,000) Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

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

     5.2 Lapsed, Forfeited or Expired Awards. If any Award in respect of Shares expires or is terminated before exercise or is forfeited for any reason, the Shares subject to such Award, to the extent of such expiration, termination, or forfeiture, shall again be available for award under the Plan.

     5.3 Maximum Number of Shares to a Single Participant in any Calendar Year. In no event shall any Participant receive in any calendar year Awards under the Plan and any other grants for more than One Hundred Twenty Thousand (120,000) Shares.

Section 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Board may award Options and determine the number of shares to be covered by each Option, the exercise price therefor, the term of the Option, and any other conditions and limitations applicable to the exercise of the Option. The Board may grant ISOs, NQOs or a combination thereof.

     6.2 Exercise Price. Subject to the provisions of this Section 6, the exercise price for each Option shall be determined by the Board in its sole discretion.

     6.3 Restrictions on Option Transferability and Exercisability. No Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that the Board may provide that an NQO is transferable by the Participant and exercisable by persons other than the Participant upon such terms and conditions as the Board shall determine.

     6.4 Certain Additional Provisions for Incentive Stock Options

     6.4.1 Exercise Price. In the case of an ISO, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided, however, that if on the Grant Date the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent (if any) or any Subsidiaries, the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

     6.4.2 Exercisability. Subject to Section 12.3, the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company, its Parent (if any) and any Subsidiaries) shall not exceed $100,000.

     6.4.3 Eligibility. ISOs may be granted only to persons who are employees of the Company, its Parent (if any) or any Subsidiaries on the Grant Date.

     6.4.4 Expiration. No ISO may be exercised after the expiration of one day less than ten (10) years from the Grant Date; provided, however, that if the Option is granted to a Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent (if any) or any Subsidiaries, the ISO may not be exercised after the expiration of one day less than five (5) years from the Grant Date.

     6.4.5 Compliance with Section 422 of the Code. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision.

     6.4.6 Notice to Company of Disqualifying Disposition. Each Participant who receives an ISO shall notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares received pursuant to the exercise of an ISO. The term "Disqualifying Disposition" means any disposition (including any sale) of Shares before the later of (a) two years after the Participant was granted the ISO under which he acquired such Shares, or (b) one year after the Participant acquired such Shares by exercising the ISO.

     6.4.7 Substitute Options. Notwithstanding the provisions of Section 6.4.1, in the event that the Company, its Parent (if any) or any Subsidiary consummates a transaction described in Section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company, its Parent (if any) or any Subsidiary on account of such transaction may be granted ISOs in substitution for options granted by their former employer. The Board, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

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     6.5 NQO Presumption. Options granted pursuant to the Plan shall be presumed to be NQOs unless expressly designated ISOs.

Section 7. Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and provisions of the Plan, the Board may award SARs in tandem with another Award (at or after the Grant Date of the other Award), or alone and unrelated to another Award, and may determine the terms and conditions applicable thereto, including the form of payment.

     7.2 Termination of SARs. SARs granted in tandem with an ISO shall terminate to the extent that the related ISO is exercised, and the related ISO shall terminate to the extent that the tandem SARs are exercised.

Section 8. Performance Shares

     8.1 Grant of Performance Shares. The Board may award Performance Shares to Participants and determine the performance goals applicable to each such Award, the number of Shares for each Performance Cycle, the duration of each Performance Cycle and all other limitations and conditions applicable to the awarded Performance Shares. The payment value of each Performance Share shall be equal to the Fair Market Value of one Share on the date the Performance Share is earned or, in the discretion of the Board, on the date the Board determines that the Performance Share has been earned.

     8.2 Adjustment of Performance Goals. Except as provided in an Award, during any Performance Cycle, the Board may adjust the performance goals for such Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Board shall determine.

     8.3 Written Certification. As soon as practical after the end of a Performance Cycle, the Board shall certify in writing the extent to which the performance goals applicable to each Participant for the Performance Cycle were achieved or exceeded and the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals.

Section 9. Restricted Stock

     9.1 Grant of Restricted Stock. The Board may award Shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the Restricted Period and the conditions under which the Shares may be forfeited to or repurchased by the Company and the other terms and conditions of such Awards. The Board may modify or waive the restrictions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

     9.2 Transferability. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period.

     9.3 Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates and stock power to the Participant.

     9.4 Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.

Section 10. Stock Units

     10.1 Grant of Stock Units. Subject to the terms and provisions of the Plan, the Board may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

     10.2 Consideration. Shares awarded in connection with a Stock Unit shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11. Other Awards

     11.1 Grant of Other Awards. The Board shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Board determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof. Other Awards may also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Board that are unrelated to the value of the Shares and that may be granted in tandem with, or independent of, other Awards under the Plan.

Section 12. General Provisions Applicable to Awards

     12.1 Legal and Regulatory Matters. The delivery of Shares shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) the listing requirements of a stock exchange, if the outstanding Shares are at the time listed on any such exchange, and (iii) the Company's counsel's approval of all other legal matters in connection with the issuance and delivery of such Shares. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to receipt of the Shares, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer.

     12.2 Written Award Agreement. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Board and delivered or made available to the Participant as soon as practicable following the Grant Date. Where the Award is an Option Award, the Award Agreement shall specify whether the Option is intended to be an ISO or a NQO.

     12.3 Determination of Restrictions on the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Board and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any Award (including an ISO), (ii) the lapse of restrictions on any Award (including an Award of Restricted Stock) or
(iii) the date on which any Option or SAR first becomes exercisable.

     12.4 Mergers, etc. Notwithstanding any other provision of the Plan, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, then if the Board so determines, all outstanding Awards shall terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (i) make all outstanding Awards exercisable immediately prior to the consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation assume outstanding Awards and/or grant to Participants replacement Awards, which Awards in the case of ISOs shall satisfy, in the discretion of the Board, the requirements of section 424(a) of the Code.

     12.5 Termination of Employment. For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant: (i) a transfer to the employment of the Company from its Parent (if any) or from a Subsidiary, or from the Company to its Parent (if any) or to a Subsidiary, or from one Subsidiary to another; or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing. For purposes of the Plan, employees of a Subsidiary or Parent (if any) shall be deemed to have terminated their employment on the date on which such Subsidiary or Parent ceases to be a Subsidiary or Parent of the Company, as the case may be.

     12.5.1 Date of Termination of Employment. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Board.

     12.5.2 Effect of Termination of Employment. The Board shall have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

     12.6 Grant of Awards. Each Award may be made alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     12.7 Settlement of Awards. No Shares shall be delivered pursuant to any exercise of an Award until payment in full of the price therefor, if any, is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Board at or after the Grant Date, by delivery of a note or Shares, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration or provision for the payment thereof as the Board shall determine.

     12.8 Withholding Requirements and Arrangements. The Participant shall pay to the Company or make provision satisfactory to the Board for payment of any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     12.9 No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company, its Parent (if any) or any Subsidiary. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

     12.10 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.

     12.11 Adjustments. Upon the happening of any of the following described events, a Participant's rights with respect to Awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement.

     12.11.1 Recapitalizations. In the event Shares shall be subdivided or combined into a greater or smaller number of Shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, Shares shall be exchanged for other securities of the Company or of another entity, each Participant shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company or such other entity as were exchangeable for the number of Shares which such Participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per Share to reflect such subdivision, combination, or exchange.

     12.11.2 Stock Dividends. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the Shares at the time subject to option hereunder, each Participant upon exercising an Award shall be entitled to receive (for the purchase price paid upon such exercise) the Shares as to which he is exercising his Award and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of any fractional shares, as he would have received if he had been the holder of the Shares as to which he is exercising his Award at all times between the Grant Date of such Award and the date of its exercise.

     12.11.3 Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in Section 12.11.1 or a stock dividend described in Section 12.11.2 as a result of owning such Restricted Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.

     12.11.4 Board Determination. Notwithstanding the foregoing, any adjustments made pursuant to this Section 12.11 with respect to ISOs shall be made only after the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs as that term is defined in Section 424 of the Code, or would cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     12.11.5 Fractional Shares. No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Participant shall receive from the Company cash in lieu of such fractional shares.

     12.11.6 Other Distributions. The Board may adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 12.4), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an ISO, without the consent of the Participant, if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code.

     12.11.7 Further Adjustment. Upon the happening of any of the events described in Sections 12.11.1 or 12.11.2, the class and aggregate number of Shares set forth in Sections 5.1 and 5.3 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 12.11.7.

Section 13. Amendment and Termination

     13.1 Amendment, Suspension, Termination of the Plan. The Board may modify, amend, suspend or terminate the Plan in whole or in part at any time; provided, however, that no modification, amendment, suspension or termination of the Plan shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement; provided, further, that such modification, amendment, suspension or termination shall not, without a Participant's consent, affect adversely the rights of such Participant with respect to any Award previously made.

     13.2 Amendment, Suspension, Termination of an Award. The Board may modify, amend, or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an ISO to an NQO; provided, however, that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 14. Legal Construction

     14.1 Captions. The captions provided herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan or serve as a basis for interpretation or construction of the Plan.

     14.2 Severability. In the event any provision of the Plan shall be held invalid or illegal for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.3 Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware.

PROXY                                                                     PROXY
                             CAREMATRIX CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 1997

     The undersigned, having received the Notice of Annual Meeting of Stockholders and the Board of Directors' Proxy Statement (the "Proxy Statement"), hereby appoint(s) Abraham D. Gosman, Robert M. Kaufman and James M. Clary, III, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of CareMatrix Corporation to be held June 16, 1997, and all adjournments thereof (the "Meeting"), and there to vote all shares of Common Stock of CareMatrix Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the meeting.

     The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such business, matters or proposals other than the business set forth below as may properly come before the Meeting and (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling to serve. The Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxies intend to vote FOR all nominees for director.

Please mark vote as in this example.  [X]

1. For the election of all nominees listed below (except as otherwise indicated).
              [ ] FOR all nominees               [ ] WITHHOLD from all nominees
Nominees:     Abraham D. Gosman, Andrew D. Gosman, Michael M. Gosman, Donald J.
              Amaral, H. Loy Anderson, Jr., Rev. Bedros Baharian, Robert Cataldo and Stephen E. Ronai

       -------------------------------------------------------------------
            FOR all nominees, except those listed on the line above

(CONTINUED ON REVERSE SIDE.)

2. For the amendment of the Company's Restated 1991 Combination Stock Option
   Plan.
   [ ] FOR the amendment      [ ] AGAINST the amendment        [ ] ABSTAIN

3. For the approval of the Company's 1996 Equity Incentive Plan.
   [ ] FOR the amendment      [ ] AGAINST the amendment        [ ] ABSTAIN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              Mark here for address change and note below. [ ]

              ----------------------------------------------- -----------------
              Signature                                        Date

              ----------------------------------------------- -----------------
              Signature                                        Date

In signing, please write name(s) exactly as appearing in the imprint on this card. For shares held jointly, each joint owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.